                                                            EXHIBIT 3.2
                                                            -----------



                         THE PROVIDENCE JOURNAL COMPANY



                                    BY-LAWS

                               TABLE OF CONTENTS

                                                                            PAGE

ARTICLE I       Certificate of Incorporation                                   1

ARTICLE II      Offices

    2.01.       Registered Office                                              1
    2.02.       Principal Office                                               1
    2.03.       Other Offices                                                  1

ARTICLE III     Meetings of Stockholders

    3.01.       Place of Meetings                                              1
    3.02.       Annual Meetings                                                2
    3.03.       Special Meetings                                               2
    3.04.       Notice of Meetings                                             2
    3.05.       Quorum                                                         3
    3.06.       Organization                                                   4
    3.07.       Voting                                                         4
    3.08.       Inspectors                                                     5
    3.09.       List of Stockholders                                           6
    3.10.       Common Stock                                                   7

ARTICLE IV      Board of Directors

    4.01.       General Powers                                                 7
    4.02.       Number and Qualifications                                      7
    4.03.       Classes, Election and Terms                                    7
    4.04.       Quorum and Manner of Acting                                    8
    4.05.       Offices; Place of Meetings and Records                         8
    4.06.       Annual Meeting                                                 8
    4.07.       Regular Meetings                                               8
    4.08.       Special Meetings; Notice                                       9
    4.09.       Organization                                                   9
    4.10.       Order of Business                                              9
    4.11.       Removal of Directors                                           9
    4.12.       Resignation                                                   10
    4.13.       Vacancies and Newly Created Directorships                     10
    4.14.       Compensation                                                  10
    4.15.       Amendments to Article IV                                      10

ARTICLE V       Committees

    5.01.       Executive Committee                                           10
    5.02.       Powers                                                        11
    5.03.       Procedure; Meetings; Quorum                                   11
    5.04.       Compensation                                                  12
    5.05.       Other Board Committees                                        12
    5.06.       Alternates                                                    12
    5.07.       Additional Committees                                         13

ARTICLE VI      Waiver of Notice and Action by Consent
    6.01.       Waiver of Notice                                              13
    6.02.       Consent by Stockholders                                       13
    6.03.       Consent by Directors                                          14

ARTICLE VII     Officers

    7.01.       Number                                                        14
    7.02.       General Powers                                                14
    7.03.       Election, Qualifications and Term of Office                   14
    7.04.       Other Officers                                                15
    7.05.       Removal                                                       15
    7.06.       Resignation                                                   15
    7.07.       Vacancies                                                     15
    7.08.       Chairman of the Board                                         16
    7.09.       Chairman of the Executive Committee                           16
    7.10.       President                                                     16
    7.11.       Vice Presidents                                               17
    7.12.       Treasurer                                                     17
    7.13.       Secretary                                                     17
    7.14.       Assistant Treasurers                                          18
    7.15.       Assistant Secretaries                                         18
    7.16.       Bonding                                                       18
    7.17.       Salaries                                                      18

ARTICLE VIII    Indemnification of Directors and Officers

    8.01.       Right to Indemnification                                      19
    8.02.       Non-Exclusivity of Rights                                     19
    8.03.       Insurance                                                     19

ARTICLE IX      Contracts, Checks, Drafts, Bank Accounts, etc.

    9.01.       Execution of Contracts                                        20
    9.02.       Loans                                                         20
    9.03.       Checks, Drafts, etc.                                          21
    9.04.       Deposits                                                      21
    9.05.       Proxies in Respect of Securities of Other
                Corporations                                                  21

ARTICLE X       Books and Records

    10.01.      Place                                                         22
    10.02.      Addresses of Stockholders                                     22
    10.03.      Record Dates                                                  22
    10.04.      Closing of Transfer Books                                     24
    10.05.      Audit of Books and Accounts                                   24

ARTICLE XI      Shares and Their Transfer

    11.01.      Certificates for Shares                                       24
    11.02.      Record                                                        24
    11.03.      Transfer of Stock; Restrictions                               25
    11.04.      Transfer Agent and Registrar: Regulations                     25
    11.05.      Lost, Destroyed or Mutilated Certificates                     25
    11.06.      Shares Liable for Debts                                       25
    11.07.      No Fractional Shares                                          26

ARTICLE XII     Seal                                                          26
ARTICLE XIII    Fiscal Year                                                   26
ARTICLE XIV     Amendments                                                    26

                                    BY-LAWS

                                      OF

                        THE PROVIDENCE JOURNAL COMPANY
                        ------------------------------



                                   ARTICLE I

                         CERTIFICATE OF INCORPORATION

         These By-laws, the powers of THE PROVIDENCE JOURNAL COMPANY (the "Corporation") and of its directors and stockholders, and all matters concerning the conduct and regulation of the business of the Corporation shall be subject to such provisions in regard thereto, if any, as are set forth in the Certificate of Incorporation of the Corporation. All references herein to the Certificate of Incorporation shall be construed to mean the Certificate of Incorporation of the Corporation as from time to time amended.

                                   ARTICLE II

                                    OFFICES

    SECTION 2.01.  Registered Office.  The registered office of the Corporation
                   -----------------
in the State of Delaware shall be at 32 Lookerman Square, Suite L-100, in the City of Dover, County of Kent. The name of the registered agent of the Corporation is The Prentice-Hall Corporation System, Inc.

    SECTION 2.02.  Principal Office.  The principal office of the Corporation
                   ----------------
shall be located in Providence, Rhode Island.

    SECTION 2.03.  Other Offices.  The Corporation may also have an office at
                   -------------
such other place or places either within or without the State of Rhode Island as the Board of Directors may from time to time determine or the business of the Corporation may require.

                                  ARTICLE III

                            MEETINGS OF STOCKHOLDERS

    SECTION 3.01.  Place of Meetings.  All meetings of the stockholders of the
                   -----------------
Corporation shall be held at such place either within or without the State of Rhode Island as shall be fixed by the Board of Directors and specified in the respective notices or waivers of notice of said meetings. Whenever the directors shall fail to fix such place, the meeting shall be held at the principal office of the Corporation.

    SECTION 3.02.  Annual Meetings.
                   ---------------

    (a) The annual meeting of the stockholders for the election of directors and for the transaction of such other business as may come before the meeting shall be held at the principal office of the Corporation, or such other place as shall be fixed by the Board of Directors, at noon, local time, on the Third Thursday in April in each year, if not a legal holiday at the place where such meeting is to be held and, if a legal holiday, then on the next succeeding business day not a legal holiday at the same hour.

    (b) In respect of the annual meeting for any particular year the Board of Directors may, by resolution fix a different day, time or place (either within or without the State of Rhode Island) for the annual meeting.

    (c) If the election of directors shall not be held on the day designated herein or the day fixed by the Board, as the case may be, for any annual meeting, or on the day of any adjourned session thereof, the Board of Directors shall cause the election to be held at a special meeting as soon thereafter as conveniently may be. At such special meeting the stockholders may elect the directors and transact other business with the same force and effect as at an annual meeting duly called and held.

    (d) The purposes for which an annual meeting is to be held, in addition to those prescribed by law or these By-laws, may be specified by a majority of the Board of Directors, the Chairman of the Board, the President or a stockholder or stockholders holding of record at least twenty percent (20%) in voting power of the outstanding shares of the Corporation entitled to vote at such meeting.

    SECTION 3.03.  Special Meetings.  A special meeting of the stockholders for
                   ----------------
any purpose or purposes, unless otherwise prescribed by statute, may be called at any time by the Chairman of the Board, the President, the Board of Directors or by the Secretary upon the request in writing of a stockholder or stockholders holding of record at least twenty percent (20%) of the outstanding shares of stock of the Corporation entitled to vote at such meeting.

    SECTION 3.04.  Notice of Meetings.
                   ------------------

    (a) Except as otherwise expressly required by statute, notice of all meetings shall be given, stating the place, date, and hour of the meeting and stating the place within the city or other municipality or community at which the list of stockholders of the Corporation may be examined.

    (b) The notice of an annual meeting shall state that the meeting is called for the election of directors and for the transaction of other business which may properly come before the meeting, and shall (if any other action which could be taken at a special meeting is to be taken at such annual meeting) state the purpose or purposes.

    (c) The notice of a special meeting shall in all instances state the purpose or purposes for which the meeting is called.

    (d) The notice of any meeting shall also include, or be accompanied by, any additional statements, information, or documents prescribed by law.

    (e) Except as otherwise provided by law, a copy of the notice of any meeting shall be given, personally or by mail, not less than ten (10) days nor more than fifty (50) days before the date of the meeting, unless the lapse of the prescribed period of time shall have been waived, and directed to each stockholder at his record address or at such other address which he may have furnished by request in writing to the Secretary of the Corporation.

    (f) Notice by mail shall be deemed to be given when deposited, with postage thereon prepaid, in the United States Mail. If a meeting is adjourned to another time, not more than thirty days hence, and/or to another place, and if an announcement of the adjourned time and/or place is made at the meeting, it shall not be necessary to give notice of the adjourned meeting unless the directors, after adjournment, fix a new record date for the adjourned meeting.

    (g) Notice need not be given to any stockholder who submits a written waiver of notice signed by him before or after the time stated therein. Attendance of a stockholder at a meeting of stockholders shall constitute a waiver of notice of such meeting, except when the stockholder attends the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

    (h) Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders need be specified in any written waiver of notice.

    SECTION 3.05  Quorum.
                  ------

    (a) At each meeting of the stockholders, stockholders of record representing a majority of the votes entitled to be cast at such meeting, present in person or represented by proxy, shall constitute a quorum for the transaction of business except where otherwise provided by law or by the Certificate of Incorporation as from time to time amended.

    (b) In the absence of a quorum, stockholders of record representing a majority of the votes entitled to be cast at such meeting, present in person or represented by proxy or, if none of the stockholders are present or represented by proxy, any officer entitled to preside or to act as secretary at such meeting, may adjourn the meeting from time to time, until stockholders holding the requisite number of votes entitled to be cast shall be present or represented.

    (c) At any such adjourned meeting at which a quorum may be present, any business may be transacted which might have been transacted at the meeting as originally called.

    (d) The absence from any meeting of the stockholders representing the number of votes required by law, the Certificate of Incorporation or by these By-laws for specific action(s) upon any given matter(s) shall not prevent other action(s) by the stockholders at such meetings upon any other matter(s) which properly come before the meeting, if the stockholders representing the number of votes required in respect of such other matter(s) shall be present.

    SECTION 3.06.  Organization.  At each meeting of the stockholders, the
                   ------------
Chairman of the Board or, in his absence, the President or, in the absence of each of them, any Vice President or, in the absence of all such officers, a chairman chosen by a majority vote of the stockholders entitled to vote thereat, present in person or by proxy, shall act as chairman, and the Secretary or an Assistant Secretary of the Corporation, or in the absence of the Secretary and all Assistant Secretaries, a person whom the chairman of such meeting shall appoint, shall act as secretary of the meeting and keep the minutes thereof.

    SECTION 3.07.  Voting.
                   ------

    (a) Except as otherwise provided by law, the Certificate of Incorporation or these By-laws, at every meeting of the stockholders, each stockholder of the Corporation's Class A Common Stock shall, at every meeting of the stockholders, whether the voting is by one or more classes voting separately or by two or more classes voting as one class, be entitled to one (1) vote in person or by proxy for each share of the Corporation's Class A Common Stock registered in the stockholder's name on the books of the Corporation. Except as otherwise provided by law, the Certificate of Incorporation or these By-laws, at every meeting of the stockholders, each stockholder of Class B Common Stock shall, at every meeting of the stockholders, whether the voting is by one or more classes voting separately or by two or more classes voting as one class, be entitled to four (4) votes in person or by proxy for each share of the Corporation's Class B Common Stock registered in the stockholder's name on the books of the Corporation.

    (b) Persons holding stock in a fiduciary capacity shall be entitled to vote the shares so held. In the case of stock held jointly by two or more executors, administrators, guardians, conservators, trustees or other fiduciaries, such fiduciaries may designate in writing one or more of their number to represent such stock and vote the shares so held, unless there is a provision to the contrary in the instrument, if any, defining their powers and duties.

    (c) Persons whose stock is pledged shall be entitled to vote thereon until such stock is transferred on the books of the Corporation to the pledgee, and thereafter only the pledgee shall be entitled to vote.

    (d) Every stockholder may authorize another person or persons to act for him by proxy in all matters in which a stockholder is entitled to participate, whether by waiving notice of any meeting, voting or participating at a meeting, or expressing consent or dissent without a meeting. Every proxy must be signed by the stockholder or by his attorney-in-fact. No proxy shall be voted or acted upon after three years from its date unless such proxy provides for a longer period. A duly executed proxy shall be irrevocable if it states that it is irrevocable and, if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A proxy may be made irrevocable regardless of whether the interest with which it is coupled is an interest in the stock itself or an interest in the Corporation generally.

    (e) At all meetings of the stockholders, all matters (except where other provision is made by law or by the Certificate of Incorporation or these By-
laws) shall be decided by the majority vote of the stockholders entitled to vote thereon, present in person or by proxy, at such meeting, a quorum being present.

    SECTION 3.08.  Inspectors.
                   ----------

    (a) The directors, in advance of any meeting, may, but need not, appoint one or more inspectors of election to act at the meeting or any adjournment thereof. If an inspector or inspectors are not appointed, the person presiding at the meeting may, but need not, appoint one or more inspectors. In case any person who may be appointed as an inspector fails to appear or act, the vacancy may be filled by appointment made by the directors in advance of the meeting or at the meeting by the person presiding thereat.

    (b) Each inspector, if any, before entering upon the discharge of his duties, shall take and sign an oath faithfully to execute the duties of inspectors at such meeting with strict impartiality and according to the best of his ability.

    (c) The inspectors, if any, shall determine the number of shares of stock outstanding and the voting power of each, the shares of stock represented at the meeting, the existence of a quorum, the validity and effect of proxies, and shall receive votes, ballots, or consents, hear and determine all challenges and questions arising in connection with the right to vote, count and tabulate all votes, ballots, or consents; determine the result, and do such acts as are proper to conduct the election or vote with fairness to all stockholders. On request of the person presiding at the meeting, the inspector or inspectors, if any, shall make a report in writing of any challenge, question, or matter determined by him or them and execute a certificate of any fact found by him or them. Except as otherwise required by subsection (e) of Section 231 of the General Corporation Law, the provisions of that Section shall not apply to the Corporation.

    SECTION 3.09.  List of Stockholders.
                   --------------------

    (a) It shall be the duty of the Secretary or other officer of the Corporation who shall have charge of its stock ledger to prepare and make, or cause to be prepared and made, at least ten days before every meeting of the stockholders, a complete list of the stockholders entitled to vote thereat, arranged in alphabetical order and showing the address of each stockholder and the number of shares registered in the name of stockholder. Such list shall be open during ordinary business hours to the examination of any stockholder for any purpose germane to the meeting for a period of at least ten days prior to the election, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting or, if not so specified, at the place where the meeting is to be held.

    (b) Such list shall be produced and kept at the time and place of the meeting during the whole time thereof and may be inspected by any stockholder who is present.

    (c) Upon the wilful neglect or refusal of the directors to produce such list at any meeting for the election of directors they shall be ineligible for election to any office at such meeting.

    (d) The stock ledger shall be the only evidence as to who are the stockholders entitled to examine the stock ledger and the list of stockholders required by this Section 3.09 on the books of the Corporation or to vote in person or by proxy at any meeting of stockholders.

    SECTION 3.10.  Common Stock.  Every reference in these By-laws to stock or
                   ------------
capital stock shall be deemed to refer to the Common Stock (both Class A and Class B) of the Corporation. Every reference in these By-laws to the stockholders of the Corporation shall be deemed to refer to the holders of the Common Stock (both Class A and Class B) of the Corporation.

                                   ARTICLE IV

                               BOARD OF DIRECTORS

    SECTION 4.01.  General Powers.  The business, property and affairs of the
                   --------------
Corporation shall be managed by the Board of Directors and the Board shall have, and may exercise, all of the powers of the Corporation, except such as are conferred by law, the Certificate of Incorporation or these By-laws, upon the stockholders. The use of the phrase "whole board" herein refers to the total number of directors which the Corporation would have if there were no vacancies.

    SECTION 4.02.  Number and Qualifications.
                   -------------------------

    (a) The number of directors of the Corporation which shall constitute the whole Board of Directors shall be determined according to the provisions of
Section 7 of the Certificate of Incorporation.

    (b) No person who shall have attained the age of seventy (70) years prior to the first day of January proceeding a meeting of the stockholders for the election of directors shall be nominated or be eligible to be elected or re-elected a director.

    SECTION 4.03.  Classes, Election and Terms.  The Board of Directors shall be
                   ---------------------------
divided into three classes, shall be elected and shall serve in accordance with the provisions of Section 7 of the Certificate of Incorporation.

    SECTION 4.04.  Quorum and Manner of Acting.
                   ---------------------------

    (a) Except as otherwise provided by law or by the Certificate of Incorporation, a majority of the directors at the time in office, but not less than two (2) directors, shall constitute a quorum for the transaction of business at any meeting and the affirmative vote of a majority of the directors present at any meeting at which a quorum is present shall be required for the taking of any action by the Board of Directors.

    (b) In the absence of a quorum at any meeting of the Board such meeting need not be held, or a majority of the directors present thereat or, if no director be present, the Secretary may adjourn such meeting from time to time until a quorum shall be present. Notice of any adjourned meeting need not be given.

    (c) Any member or members of the Board of Directors or of any committee designated by the Board, may participate in a meeting of the Board, or any such committee, as the case may be, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other.

    SECTION 4.05.  Offices, Place of Meeting and Records.  The Board of
                   -------------------------------------
Directors may hold meetings, have an office or offices and keep the books and records of the Corporation at such place or places within or without the State of Rhode Island as the Board may from time to time determine. The place of meeting shall be specified or fixed in the respective notices or waivers of notice thereof, except where otherwise provided by law, the Certificate of Incorporation or these By-laws.

    SECTION 4.06.  Annual Meeting.  The Board of Directors shall meet for the
                   --------------
purpose of organization, the election of officers and the transaction of other business, as soon as practicable following each annual election of directors on the same day and at the same place at which such election was held. No notice of such meeting need be given. Such meeting shall be called and held at the place and time specified in the notice or waiver of notice thereof as in the case of a special meeting of the Board of Directors.

    SECTION 4.07.  Regular Meetings.  Regular meetings of the Board of Directors
                   ----------------
shall be held at such places and at such times as the Board shall from time to time by resolution determine. If any day fixed for a regular meeting shall be a legal holiday at the place where the meeting is to be held, then the meeting which would otherwise be held on that day shall be held at said place at the same hour on the next succeeding business day. Notice of regular meetings need not be given.

    SECTION 4.08.  Special Meetings; Notice.
                   ------------------------

    (a) Special meetings of the Board of Directors shall be held whenever called by the Chairman of the Board, the President or any director.

    (b) The Secretary shall mail notice of each such meeting to each director, addressed to him at his residence or usual place of business, at least three days before the day on which the meeting is to be held, or such notice shall be sent to him at his residence or at such place of business by telegraph, cable, telecopier or other available means, or such notice shall be delivered personally or by telephone, not later than two days before the day on which the meeting is to be held.

    (c) Each such notice shall state the time and place of the meeting but need not state the purposes thereof except as otherwise herein expressly provided.

    (d) Notice of any such meeting need not be given to any director, however, if waived by him in writing or by telegraph, cable, telecopier or otherwise, whether before or after such meeting shall be held, or if he shall be present at such meeting.

    SECTION 4.09.  Organization.
                   ------------

    (a) At each meeting of the Board of Directors, the Chairman of the Board or, in his absence, the President or, in the absence of each of them, a director chosen by a majority of the directors present shall act as chairman.

    (b) The Secretary or, in his absence an Assistant Secretary or, in the absence of the Secretary and all Assistant Secretaries, a person whom the chairman of such meeting shall appoint shall act as secretary of such meeting and keep the minutes thereof.

    SECTION 4.10.  Order of Business.  At all meetings of the Board of Directors
                   -----------------
business shall be transacted in the order determined by the Board.

    SECTION 4.11.  Removal of Directors.  Any one or more directors of the
                   --------------------
Corporation may be removed at any time, but only in accordance with Section 7 of the Certificate of Incorporation.

    SECTION 4.12.  Resignation.  Any director of the Corporation may resign at
                   -----------
any time by giving written notice of his resignation to the Board of Directors, the Chairman of the Board, the President or the Secretary of the Corporation. Such resignation shall take effect at the date of receipt of such notice or at any later time specified therein; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

    SECTION 4.13.  Vacancies and Newly Created Directorships.  Any vacancy in
                   -----------------------------------------
the Board of Directors caused by death, resignation, removal, disqualification, an increase in the number of directors, or any other cause shall be filled only in accordance with the provisions of Section 7 of the Certificate of Incorporation.

    SECTION 4.14.  Compensation.  Each director, in consideration of his serving
                   ------------
as such, shall be entitled to receive from the Corporation, as and to the extent the Board of Directors shall from time to time determine, (i) an annual fee for service, (ii) fees for attendance at directors' meetings or (iii) participation in stock option, deferred compensation, retirement and other benefit plans, or any combination of the foregoing. Each director shall also be entitled to reimbursement for the reasonable expenses incurred by him in connection with the performance of his duties. Nothing herein contained shall be construed to preclude any director from serving the Corporation or its affiliates in any other capacity and receiving proper compensation therefor.

    SECTION 4.15  Amendments to Article IV.  Sections 4.02, 4.03, 4.11, 4.13 and
                  ------------------------
4.15 of this Article IV may be altered, amended or repealed only by the affirmative vote of the holders of not less than eighty percent (80%) of the votes entitled to be cast in respect thereof by the holders of the capital stock of the Corporation entitled to vote generally in election of directors; provided, however, this Section 4.15 shall not apply to, and such eighty percent (80%) vote shall not be required for any amendment, alteration, or repeal of, any provision recommended to the stockholders by the vote of not less than two-thirds of the whole Board of Directors.

                                   ARTICLE V

                                   COMMITTEES

    SECTION 5.01.  Executive Committee.
                   -------------------

    (a) The Board of Directors shall, by resolution or resolutions passed by a majority of the whole Board at the annual meeting of the Board, appoint an Executive Committee to consist of not less than three nor more than seven members of the Board of Directors, including the Chairman of the Board and the Chairman of the Executive Committee.

    (b) Notwithstanding any limitation on the size of the Executive Committee, the Committee may invite members of the Board to attend one at a time on a rotational basis at its meetings. For the purpose of the meeting he so attends, the invited director shall be entitled to vote on matters considered at such meeting unless otherwise provided by the Board of Directors.

    (c) Each member of the Executive Committee shall hold office, so long as he shall remain a director, until the first meeting of the Board of Directors held after the next annual election of directors and until his successor is duly appointed and qualified.

    (d) The Chairman of the Executive Committee or, in his absence, the Chairman of the Board or a member of the Committee chosen by a majority of the members present shall preside at meetings of the Executive Committee and the Secretary or an Assistant Secretary of the Corporation, or such other person as the Executive Committee shall from time to time determine, shall act as secretary of the Executive Committee.

    (e) The Board of Directors, by action of the majority of the whole Board, shall fill vacancies in the Executive Committee.

    SECTION 5.02.  Powers.  During the intervals between the meetings of the
                   ------
Board of Directors, the Executive Committee shall have and may exercise all of the powers of the Board of Directors in all cases in which specific directions shall not have been given by the Board of Directors.

    SECTION 5.03.  Procedure; Meetings; Quorum.
                   ---------------------------

    (a) The Executive Committee shall fix its own rules of procedure subject to the approval of the Board of Directors, and shall meet at such times and at such place or places as may be provided by such rules.

    (b) At every meeting of the Executive Committee the presence of a majority of all the members shall be necessary to constitute a quorum and the affirmative vote of a majority of the members present shall be necessary for the adoption by it of any resolution. In the absence of a quorum at any meeting of the Executive Committee such meeting need not be held, or a majority of the members present thereat or, if no members be present, the secretary of the meeting may adjourn such meeting from time to time until a quorum be present.

    (c) The secretary of the Executive Committee shall keep minutes of the actions taken at its meetings and shall present the minutes of the meeting to the next following meeting of the Board of Directors.

    SECTION 5.04.  Compensation.  Each member of the Executive Committee shall
                   ------------
be entitled to receive from the Corporation such fee, if any, as shall be fixed by the Board of Directors, together with reimbursement for the reasonable expenses incurred by him in connection with the performance of his duties.

    SECTION 5.05.  Other Board Committees.
                   ----------------------

    (a) The Board of Directors may from time to time, by resolution passed by a majority of the whole Board, designate one or more committees in addition to the Executive Committee, each committee to consist of two or more of the directors of the Corporation.

    (b) Any such committee, to the extent provided in the resolution of the Board, shall have and may exercise the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation with the exception of any authority the delegation of which is prohibited by Section 141 of the Delaware General Corporation Law, and may authorize the seal of the Corporation to be affixed to all papers which may require it.

    (c) A majority of all the members of any such committee may determine its action and fix the time and place of its meetings, unless the Board of Directors shall otherwise provide.

    (d) The Board of Directors shall have power to change the members of any committee at any time, to fill vacancies and to discharge any such committee, either with or without cause, at any time.

    SECTION 5.06.  Alternates.  The Board of Directors may, by resolution passed
                   ----------
by a majority of the whole Board, designate one or more directors as alternate members of any committee who may replace any absent or disqualified member at any meeting of the committee; provided, however, that in the absence of any such designation of alternates the member or members of any committee present at any meeting and not disqualified from acting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in the place of any absent or disqualified member.

    SECTION 5.07.  Additional Committees.
                   ---------------------

    (a) The Board of Directors may from time to time create such additional committees of directors, officers, employees or other persons designated by it (or any combination of such persons) for the purpose of advising with the Board, the Executive Committee and the officers and employees of the Corporation in all such matters as the Board shall deem advisable and with such functions and duties as the Board shall by resolutions prescribe.

    (b) A majority of all the members of any such committee may determine its action and fix the time and place of its meetings, unless the Board of Directors shall otherwise provide.

    (c) The Board of Directors shall have power to change the members of any committee at any time, to fill vacancies and to discharge any such committee, either with or without cause, at any time.

                                   ARTICLE VI

                     WAIVER OF NOTICE AND ACTION BY CONSENT

    SECTION 6.01.  Waiver of Notice.
                   ----------------

    (a) Whenever any notice is required to be given by law, the Certificate of Incorporation or these By-laws, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto.

    (b) Attendance in person, or in case of a meeting of the stockholders, by proxy, shall be the equivalent to having waived notice thereof.

    SECTION 6.02.  Consent by Stockholders.
                   -----------------------

    (a) Any action required by the law to be taken at any annual or special meeting of stockholders, or any action which may be taken at any annual or special meeting of stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

    (b) Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

    (c) Action taken pursuant to this paragraph shall be subject to the provisions of Section 228 of the Delaware General Corporation Law.

    Section 6.03. Consent by Directors. Any action required or permitted to be
                  --------------------
taken at any meeting of the Board of Directors or any committee thereof may be taken without a meeting if prior to such action a written consent thereto is signed by all members of the Board or such committee, as the case may be, and such written consent is filed with the minutes of the proceedings of the Board or such committee.

                                  ARTICLE VII

                                    OFFICERS

    SECTION 7.01.  Number.  The principal officers of the Corporation shall be a
                   ------
Chairman of the Board, a Chairman of the Executive Committee, a President, one or more Vice Presidents (the number thereof and variations in title to be determined by the Board of Directors), a Treasurer and a Secretary. In addition, there may be such other or subordinate officers, agents and employees as may be appointed in accordance with the provisions of Section 7.04. Any two or more offices, may be held by the same person.

    SECTION 7.02.  General Powers.  All officers of the Corporation shall have
                   --------------
such authority and perform such duties in the management and operation of the Corporation as shall be prescribed in the resolutions of the Board of Directors designating and choosing such officers and prescribing their authority and duties, and shall have such additional authority and duties as are incident to their office except to the extent that such resolutions may be inconsistent therewith.

    SECTION 7.03.  Election, Qualifications and Term of Office.
                   -------------------------------------------

    (a) Each officer of the Corporation, except such officers as may be appointed in accordance with the provisions of Section 7.04, shall be elected annually by the Board of Directors and shall hold office until his successor shall have been duly elected and qualified, or until his death, or until he shall have resigned or shall have been removed in the manner herein provided.

    (b) The Chairman of the Board and the Chairman of the Executive Committee shall be elected from the directors of the Corporation.

    SECTION 7.04.  Other Officers.
                   --------------

    (a) The Corporation may have such other officers, agents, and employees as the Board of Directors may deem necessary, including, without limitation, one or more Associate or Assistant Vice Presidents, one or more Assistant Treasurers and one or more Assistant Secretaries, each of whom shall hold office for such period, have such authority, and perform such duties as the Board of Directors or the Chief Executive Officer (as determined pursuant to Section 7.08) may from time to time determine.

    (b) The Board of Directors may delegate to any principal officer the power to appoint or remove any such subordinate officers, agents or employees.

    SECTION 7.05.  Removal.  Any officer may be removed, either with or without
                   -------
cause, by the vote of a majority of the whole Board of Directors or, except in case of any officer elected by the Board of Directors, by any committee or officer upon whom the power of removal may be conferred by the Board of Directors.

    SECTION 7.06.  Resignation.
                   -----------

    (a) Any officer may resign at any time by giving written notice to the Board of Directors, the Chairman of the Board, the President or the Secretary.

    (b) Any such resignation shall take effect at the date of receipt of such notice or at any later time specified therein; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

    SECTION 7.07.  Vacancies.  A vacancy in any office because of death,
                   ---------
resignation, removal, disqualification or any other cause shall be filled for the unexpired portion of the term in the manner prescribed in these By-laws for regular election or appointment to such office.

    SECTION 7.08.  Chairman of the Board.
                   ---------------------

    (a) The Chairman of the Board shall be the Chief Executive Officer of the Corporation and shall have general direction of its business and affairs, subject, however, to the control of the Board of Directors and the Executive Committee, provided, however, the Board of Directors may by resolution instead designate the President as the Chief Executive Officer.

    (b) The Chairman of the Board shall, when present, preside at all meetings of the Board of Directors and at all meetings of the stockholders and shall have such additional powers and shall perform such further duties as may from time to time be assigned to him by the Board of Directors or the Executive Committee.

    SECTION 7.09.  Chairman of the Executive Committee.  The Chairman of the
                   -----------------------------------
Executive Committee shall, when present, preside at all meetings of the Executive Committee and, at the request of the Chairman of the Board, or in case of his absence or disability, shall preside at all meetings of the Board of Directors and at all meetings of the stockholders. In addition, the Chairman of the Executive Committee shall have such additional powers and shall perform such further duties as may from time to time be assigned to him by the Board of Directors or the Executive Committee.

    SECTION 7.10.  President.
                   ---------

    (a) The President shall be the Chief Operating Officer of the Corporation and shall have general direction of the operations and the administrative affairs of the Corporation, subject to the control of the Board of Directors, the Executive Committee and the Chairman of the Board.

    (b) If so designated by resolution of the Board of Directors as specified in Section 7.08, he shall also be the Chief Executive Officer of the Corporation.

    (c) The President shall, in the absence or disability of the Chairman of the Board, perform the duties of the Chairman of the Board and, when so acting, shall have all the powers of, and be subject to all the restrictions upon, the Chairman of the Board. He shall, in the absence or disability of the Chairman of the Board and the Chairman of the Executive Committee, preside at all meetings of the Board of Directors and at all meetings of the stockholders. He shall have such additional powers and shall perform such further duties as may from time to time be assigned to him by the Board of Directors or the Executive Committee.

    SECTION 7.11.  Vice Presidents.  Each Vice President shall have such powers
                   ---------------
and perform such duties as the Board of Directors or the Executive Committee may from time to time prescribe or as shall be assigned to him by the Chief Executive Officer or the Chief Operating Officer.

    SECTION 7.12.  Treasurer.
                   ---------

    (a) The Treasurer shall have charge and custody of, and be responsible for, all funds, securities, books and papers of the Corporation, and shall deposit all such funds to the credit of the Corporation in such banks, trust companies or other depositaries as shall be selected in accordance with the provisions of these By-laws; he shall disburse the funds of the Corporation as may be ordered by the Board of Directors or the Executive Committee, making proper vouchers for such disbursements, and shall render to the Board of Directors or the stockholders, whenever the Board may require him so to do, a statement of all his transactions as Treasurer or the financial condition of the Corporation.

    (b) He shall keep faithful books of account, and all such books shall at all times be subject to inspection by the Board of Directors, any committee thereof and the stockholders, and in general, he shall perform all the duties incident to the office of Treasurer and such other duties as from time to time may be assigned to him by the Board of Directors, any committee of the Board designated by it so to act or the Chief Executive Officer of the Corporation.

    SECTION 7.13.  Secretary.
                   ---------

    (a) The Secretary shall record or cause to be recorded in books provided for the purpose the minutes of the meetings of the stockholders, the Board of Directors, and all committees of which a secretary shall not have been appointed.

    (b) He shall see that all notices are duly given in accordance with the provisions of these By-laws and as required by law.

    (c) He shall be custodian of all corporate records (other than financial) and of the seal of the Corporation and see that the seal is affixed to all documents the execution of which on behalf of the Corporation under its seal is duly authorized in accordance with the provisions of these By-laws.

    (d) He shall keep, or cause to be kept, the list of stockholders as required by Section 3.09, which includes the post-office addresses of the stockholders and the number of shares held by them, respectively, and shall make or cause to be made, all proper changes therein, shall see that the books, reports, statements, certificates and all other documents and records required by law are properly kept and filed.

    (e) In general, he shall perform all duties incident to the office of Secretary and such other duties as may from time to time be assigned to him by the Board of Directors, the Executive Committee or the Chief Executive Officer of the Corporation.

    SECTION 7.14.  Assistant Treasurers.
                   --------------------

    (a) At the request of the Treasurer or in his absence or disability, the Assistant Treasurer designated by him or by the Board of Directors or the Executive Committee shall perform all the duties of the Treasurer, and when so acting, shall have all the powers of the Treasurer.

    (b) The Assistant Treasurers shall perform such other duties as from time to time may be assigned to them by the Board of Directors, Executive Committee, the Chief Executive Officer of the Corporation or the Treasurer.

    SECTION 7.15.  Assistant Secretaries.
                   ---------------------

    (a) At the request of the Secretary or in his absence or disability, the Assistant Secretary designated by him or by the Board of Directors or the Executive Committee shall perform all the duties of the Secretary and, when so acting, shall have all the powers of the Secretary.

    (b) The Assistant Secretaries shall perform such other duties as from time to time may be assigned to them by the Board of Directors, the Executive Committee, the Chief Executive Officer of the Corporation or the Secretary.

    SECTION 7.16.  Bonding. Any officer, employee, agent or factor shall give
                   -------
such bond with such surety or sureties for the faithful performance of his duties as the Board of Directors may, from time to time, require.

    SECTION 7.17.  Salaries. The salaries of the principal officers of the
                   --------
Corporation shall be fixed from time to time by the Board of Directors, and none of such officers shall be prevented from receiving a salary by reason of the fact that he is a director of the Corporation.

                                  ARTICLE VIII

                   INDEMNIFICATION OF DIRECTORS AND OFFICERS

    SECTION 8.01.  Right to Indemnification.
                   ------------------------

    Each person who was or is made a party or is threatened to be made a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative, or investigative by reason of the fact that such person, or a person of whom such person is the legal representative, is or was a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of any foreign or domestic corporation, partnership, joint venture, trust, other enterprise or employee benefit plan, whether the basis of such proceeding is alleged action (or failure to act) in an official capacity as a director or officer or in any other capacity while serving as a director, officer, employee or agent, shall be indemnified and held harmless by the Corporation to the fullest extent permitted by the Delaware General Corporation Law as provided in the Certificate of Incorporation of the Corporation.

    SECTION 8.02.  Non-Exclusivity of Rights. The rights conferred on any person
                   -------------------------
by this Article VIII and the Certificate of Incorporation shall not be exclusive of any other right which such person may have or hereafter acquire under the law, any agreement, the law, vote of stockholders or disinterested directors or otherwise.

    SECTION 8.03.  Insurance. As provided in the Certificate of Incorporation,
                   ---------
the Corporation may purchase and maintain insurance, at its expense, to protect itself and any person who is or was a director or officer of the Corporation, or who, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, partner, trustee, employee or agent of any foreign or domestic corporation, partnership, joint venture, trust, other enterprise or employee benefit plan, against any such expenses, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expenses, liability or loss under the Delaware General Corporation Law.

                                  ARTICLE IX

                CONTRACTS, CHECKS, DRAFTS, BANK ACCOUNTS, ETC.

    SECTION 9.01.  Execution of Contracts.
                   ----------------------

    (a) Unless the Board of Directors or the Executive Committee shall otherwise determine, the Chairman of the Board, the President, any Vice President or the Treasurer and the Secretary or any Assistant Secretary may enter into any contract or execute any contract or other instrument, the execution of which is not otherwise specifically provided for, in the name and on behalf of the Corporation.

    (b) The Board of Directors or any committee designated thereby with power so to act, except as otherwise provided in these By-laws, may authorize any other or additional officer or officers or agent or agents of the Corporation to enter into any contract or execute and deliver any instrument in the name and on behalf of the Corporation, and such authority may be general or confined to specific instances.

    (c) Unless authorized so to do by these By-laws or by the Board of Directors or by any such committee, no officer, agent or employee shall have any power or authority to bind the Corporation by any contract or engagement or to pledge its credit or to render it liable pecuniarily for any purpose or to any amount.

    SECTION 9.02.  Loans.
                   -----

    (a) No loan shall be contracted on behalf of the Corporation, and no evidence of indebtedness shall be issued, endorsed or accepted in its name, unless authorized by the Board of Directors, the Executive Committee or other committee designated by the Board so to act.

    (b) Such authority may be general or confined to specific instances. When so authorized, the officer or officers thereunto authorized may effect loans and advances at any time for the Corporation from any bank, trust company or other institution, or from any firm, corporation or individual, and for such loans and advances may make, execute and deliver promissory notes or other evidences of indebtedness of the Corporation, and, when authorized as aforesaid, as security for the payment of any and all loans, advances, indebtedness and liabilities of the Corporation, may mortgage, pledge, hypothecate or transfer any real or personal property at any time owned or held by the Corporation, and to that end execute instruments of mortgage or pledge or otherwise transfer such property.

    SECTION 9.03.  Checks, Drafts, etc.  All checks, drafts, bills of exchange
                   -------------------
or other orders for the payment of money, obligations, notes, or other evidence of indebtedness, bills of lading, warehouse receipts and insurance certificates of the Corporation, shall be signed or endorsed by such officer or officers, agent or agents, attorney or attorneys, employee or employees, of the Corporation as shall from time to time be determined by resolution of the Board of Directors or Executive Committee or other committee designated by the Board so to act.

    SECTION 9.04.  Deposits.  All funds of the Corporation not otherwise
                   --------
employed shall be deposited from time to time to the credit of the Corporation in such banks, trust companies or other depositaries as the Board of Directors, the Executive Committee or other committee designated by the Board so to act may from time to time designate, or as may be designated by any officer or officers or agent or agents of the Corporation to whom such power may be delegated by the Board of Directors, the Executive Committee or other committee designated by the Board so to act and, for the purpose of such deposit and for the purposes of collection for the account of the Corporation, all checks, drafts, and other orders for the payment of money which are payable to the order of the Corporation may be endorsed, assigned and delivered by any officer, agent or employee of the Corporation or in such other manner as may from time to time be designated or determined by resolution of the Board of Directors, the Executive Committee or other committee designated by the Board so to act.

    SECTION 9.05.  Proxies in Respect of Securities of Other Corporations.
                   ------------------------------------------------------
Unless otherwise provided by resolution adopted by the Board of Directors, the Executive Committee or other committee so designated to act by the Board, the Chairman of the Board, the President, any Vice President or the Treasurer may from time to time act as agent or agents of the Corporation, in the name and on behalf of the Corporation, to cast the votes which the Corporation may be entitled to cast as the holder of stock or other securities in any other corporation, association or trust, any of whose stock or other securities may be held by the Corporation, at meetings of the holders of the stock or other securities of such other corporation, association or trust, or to consent in writing, in the name of the Corporation as such holder, to any action by such other corporation, association or trust, and may instruct the person or persons so appointed as to the manner of casting such votes or giving such consent, and may execute or cause to be executed in the name and on behalf of the Corporation and under its corporate seal, or otherwise, all such written proxies or other instruments as he may deem necessary or proper in the premises.

                                   ARTICLE X

                               BOOKS AND RECORDS

    SECTION 10.01.  Place.
                    -----

    (a) The books and records of the Corporation may be kept at such places within or without the State of Rhode Island as the Board of Directors may from time to time determine.

    (b) The stock record books and the blank stock certificate books shall be kept by the Secretary or by any other officer or agent designated by the Board of Directors.

    SECTION 10.02.  Addresses of Stockholders.  Each stockholder shall furnish
                    -------------------------
to the Secretary of the Corporation or to the transfer agent of the Corporation an address at which notices of meetings and all other corporate notices may be served upon or mailed to him, and if any stockholder shall fail to designate such address, corporate notices may be served upon him by mail, postage prepaid, to him at his post-office address last known to the Secretary or to the transfer agent of the Corporation or by transmitting a notice thereof to him at such address by telegraph, cable, telecopier or other available method.

    SECTION 10.03.  Record Dates.
                    ------------

    (a) In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than sixty nor less than ten days before the date of such meeting.

    (b) If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held.

    (c) A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

    (d) In order that the Corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which date shall not be more than ten days after the date upon which the resolution fixing the record date is adopted by the Board of Directors.

    (e) If no record date has been fixed by the Board of Directors, the record date for determining the stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is required by law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation by delivery to its principal office in the State of Rhode Island, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded.

    (f) Delivery made to the Corporation's principal office shall be by hand or by certified or registered mail, return receipt requested.

    (g) If no record date has been fixed by the Board of Directors and prior action by the Board of Directors is required by law, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action.

    (h) In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion, or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than fifty days prior to such action.

    (i) If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

    SECTION 10.04.  Closing of Transfer Books.  Insofar as permitted by law, the
                    -------------------------
Board of Directors may direct that the stock transfer books of the Corporation be closed for a period not exceeding fifty (50) days preceding the date of any meeting of stockholders or the date for the payment of any dividend or the date for the allotment of rights or the date when any change or conversion or exchange of shares of the Corporation shall go into effect, or for a period not exceeding fifty (50) days in connection with obtaining the consent of stockholders for any purpose.

    SECTION 10.05.  Audit of Books and Accounts.  The books and accounts of the
                    ---------------------------
Corporation shall be audited at least once in each fiscal year by certified public accountants of good standing selected by the Board of Directors.

                                   ARTICLE XI

                           SHARES AND THEIR TRANSFER

    SECTION 11.01.  Certificates for Shares.
                    -----------------------

    (a) Every owner of shares of capital stock of the Corporation shall be entitled to have a certificate certifying the number of shares owned by him in the Corporation and designating the class of shares to which such shares belong, which shall otherwise be in such form, in conformity to law, as the Board of Directors shall prescribe.

    (b) Each such certificate shall be signed by the Chairman of the Board or the President or a Vice President and the Secretary or an Assistant Secretary or the Treasurer or an Assistant Treasurer of the Corporation; provided, however, that where such certificate is signed or countersigned by a transfer agent or registrar, the signatures of such officers of the Corporation may be in facsimile form. In case any officer or officers who shall have signed, or whose facsimile signature or signatures shall have been used on, any such certificate or certificates shall cease to be such officer or officers of the Corporation whether because of death, resignation or otherwise, before such certificate or certificates shall have been delivered by the Corporation, such certificate or certificates may nevertheless be issued and delivered by the Corporation as though the person or persons who signed such certificate or whose facsimile signature or signatures shall have been used thereon had not ceased to be such officer or officers of the Corporation.

    SECTION 11.02.  Record.  A record shall be kept of the name of the person,
                    ------
firm or corporation owning the stock
represented by each certificate for stock of the Corporation issued, the number of shares represented by each such certificate, and the date thereof, and, in the case of cancellation, the date of cancellation. The person in whose name shares of stock stand on the books of the Corporation shall be deemed the owner thereof for all purposes as regards the Corporation.

    SECTION 11.03.  Transfer of Shares; Restrictions.
                    ---------------------------------

    (a) Transfers of shares of the Corporation shall be made only on the books of the Corporation by the registered holder thereof, or by his attorney thereunto authorized, and on the surrender of the certificate or certificates for such shares properly endorsed.

    SECTION 11.04.  Transfer Agent and Registrar; Regulations.
                    -----------------------------------------

    (a) The Corporation shall, if and whenever the Board of Directors shall determine, maintain one or more transfer offices or agencies, each under the charge of a transfer agent designated by the Board of Directors, where the shares of the capital stock of the Corporation shall be directly transferable, and also if and whenever the Board of Directors shall so determine, maintain one or more registry offices, each under the charge of a registrar designated by the Board of Directors, where such shares of stock shall be registered.

    (b) Unless prohibited by law or the rules or regulations of a stock exchange or other body having jurisdiction in the circumstances, any transfer agent or registrar designated by the Board of Directors may be an officer or employee of the Corporation. The Board of Directors may make such rules and regulations as it may deem expedient, not inconsistent with these By-laws, concerning the issue, transfer and registration of certificates for shares the capital stock of the Corporation.

    SECTION 11.05.  Lost, Destroyed or Mutilated Certificates.  In case of the
                    -----------------------------------------
alleged loss or destruction or the mutilation of a certificate representing shares of capital stock of the Corporation, a new certificate may be issued in place thereof, in the manner and upon such terms as the Board of Directors may prescribe.

    SECTION 11.06.  Shares Liable for Debts. The shares of capital stock of any
                    -----------------------
stockholder which may be pledged and liable to the Corporation for any debts and demands due and owing from such stockholder to the Corporation, under and in accordance with the Certificate of Incorporation, may be sold at any time for the payment of such debts and demands at public auction in the City of Providence, Rhode Island after first giving notice of the time and place of such sale once in each week for three successive weeks in one or more of the public newspapers published in said City of Providence.

    SECTION 11.07.  No Fractional Shares.
                    --------------------

    (a) The shares of capital stock of the Corporation shall be full shares only.

    (b) The Corporation may not issue and the owner of shares of capital stock of the Corporation may not transfer fractions of a share.

                                  ARTICLE XII

                                      SEAL

    The Board of Directors shall provide a corporate seal, which shall be in the form of a circle and shall bear the name of the Corporation and the words and figures "Incorporated 1994, Delaware."

                                  ARTICLE XIII

                                  FISCAL YEAR

    Except as otherwise provided by the Board of Directors, the fiscal year of the Corporation shall end on the last day of December in each year.

                                  ARTICLE XIV

                                   AMENDMENTS

    Except as otherwise set forth in these By-Laws, all By-laws of the Corporation shall be subject to alteration or repeal, and new By-laws not inconsistent with the laws of the State of Delaware or any provision of the Certificate of Incorporation may be made, either (i) by the affirmative vote of a majority of the votes entitled to be cast in respect thereof by the holders of record of the outstanding shares of capital stock of the Corporation present in person or represented by proxy, given at an annual meeting or at any special meeting at which a quorum shall be present, or (ii) by the affirmative vote of a majority of the whole Board of Directors given at any meeting (except that the Board of Directors may not amend Sections 4.02, 4.03, 4.ll, 4.13 and 4.15 of these By-laws to alter the range of the number of directors which may constitute the Board of Directors), provided that in each case notice of the proposed alteration or repeal or of the proposed new By-laws be included in the notice of such meeting.

                         THE PROVIDENCE JOURNAL COMPANY


                           First Amendment to By-Laws
                           --------------------------


                       Approved by the Board of Directors
                       of The Providence Journal Company
                                on June 7, 1995

    Section 11.03 of the By-Laws of The Providence Journal Company is hereby amended by adding the following paragraph 11.03(b):

    "SECTION 11.03(b).  1.  Restrictions on Transfer.  Any person who
                            ------------------------
receives or is entitled to receive any shares of capital stock of the Corporation on the Effective Date pursuant to the Distribution contemplated by the Agreement and Plan of Merger dated as of November 18, 1994, by and among Continental Cablevision, Inc., Providence Journal Company, the Corporation, King Holding Corp. and King Broadcasting Company, as amended and restated as of August 1, 1995, as amended to date (the "Merger Agreement") shall not Transfer (as defined herein), and the Corporation shall not be required to register the Transfer of, any share of such capital stock of the Corporation until the first anniversary of the Effective Date, except a Permitted Transfer (as defined herein) to a Permitted Transferee (as defined herein) of the economic owner of such share of capital stock of the Corporation (the "Restricted Holder"). Capitalized terms used in this Section 11.03(b) and not otherwise defined shall have the meaning prescribed therefor in the Merger Agreement.

    The term Permitted Transferee has the following meanings with respect to each Restricted Holder:

              a. the following persons shall be "Permitted Transferees" of each Restricted Holder who is a natural person:

                  (1) The spouse or former spouse of such Restricted Holder, any lineal descendant of a grandparent of such Restricted Holder or a grandparent of the spouse or former spouse of such Restricted Holder and any spouse or former spouse of such lineal descendant (such lineal descendants, their spouses or former spouses and the spouse or former spouses shall constitute such Restricted Holder's "Family Members");

                  (2) A voting trust, or, the trustee or trustees of such voting trust solely in their capacities as trustees of such voting trust, of which a Controlling Number of such trustees are any of the following (each a

              "Qualified Person"): such Restricted Holder, one of such Restricted Holder's Family Members or an executive officer (as defined in Rule 3b-7 of the General Rules and Regulations under the Exchange Act, as in effect on June 7, 1995) of the Corporation or any wholly-owned subsidiary of the Corporation;

                  (3) A trust (other than a voting trust) or, the trustee or trustees of such trust solely in their capacities as trustees of such trust, solely for the benefit of such Restricted Holder or one or more of such Restricted Holder's Permitted Transferees described in any subclause of this clause (a) other than subclause
              (2) or this subclause (3);

                  (4) A corporation of which a majority of the outstanding
              shares of capital stock entitled to vote generally for the election of directors is beneficially owned by and under the control of, or a partnership of which a majority of the partnership interests entitled to participate in the management of the partnership are beneficially owned by and under the control of, such Restricted Holder or his or her Permitted Transferees described in any subclause of this clause (a) other than this subclause (4);

                  (5) If the Restricted Holder is deceased, bankrupt or
              insolvent, the estate of such Restricted Holder; and

                  (6) A corporation, trust, partnership or financial institution which shall hold any shares of capital stock of the Corporation in a custodial or nominee arrangement.

              b. the following persons shall be entitled to have the "Permitted Transferees" indicated:

                  (1) In the case of any corporation or limited liability
              company which is a Restricted Holder, "Permitted Transferee" means
              (X) any person with economic ownership
              of any of the outstanding shares of capital stock entitled to vote generally for the election of directors of such corporation or limited liability company, as the case may be, as of the Effective Date, and the Permitted Transferees of such person or persons, or
              (Y) any entity which is more than 90% owned by such corporation or limited liability company;

                  (2) In the case of any partnership which is a Restricted
              Holder and which is dissolved or liquidated, "Permitted Transferee" means (X) each of the partners of such partnership as of the Effective Date, and (Y) the Permitted Transferees of such partners.

                  (3) In the case of any other corporation or partnership,
              "Permitted Transferee" means (X) with respect to each share of capital stock of the Corporation so transferred to such corporation or partnership in a Permitted Transfer, the transferor in such Permitted Transfer and any Permitted Transferee of such transferor and (Y) with respect to each Subsequent Capital Share held by such corporation or partnership, any person who is a Permitted Transferee with respect to the share of capital stock of the Corporation in respect of which such Subsequent Capital Share was issued.

                  (4) In the case of a revocable trust which is a Restricted
              Holder, "Permitted Transferee" means (X) with respect to shares of capital stock of the Corporation held by such trust as a Restricted Holder, the settlor of such trust and Permitted Transferees of such settlor and the beneficiaries of such trust as of the Effective Date and Permitted Transferees of such beneficiaries, and (Y) with respect to each share of capital stock of the Corporation transferred to such trust in a Permitted Transfer, any person who transferred such share of capital stock of the Corporation to such trust and any Permitted Transferee of any such transferor, and (z) with respect to each Subsequent Capital Share, any person who is a Permitted Transferee with respect to the share of capital stock in the Corporation in respect of which such Subsequent Capital Share was issued.

                  (5) In the case of a trust (other than a voting trust) which was irrevocable on the Effective Date, "Permitted Transferee" means with respect to shares of capital stock of the Corporation held by such trust as a Restricted Holder and with respect to each share of capital stock of the Corporation transferred to such trust in a Permitted Transfer and with respect to each Subsequent Capital Share, any person to whom or for whose benefit principal may be distributed either during or at the end of the term of such trust whether by power of appointment or otherwise.

                  (6) In the case of a voting trust or any other trust (other than a trust described in paragraph (4) or (5) above), "Permitted Transferee" means (X) with respect to each share of capital stock of the Corporation transferred to such trust in a Permitted Transfer, any person who transferred such share of capital stock of the Corporation to such trust and any Permitted Transferee of any such transferor, and (Y) with respect to each Subsequent Capital Share any person who is a Permitted Transferee with respect to the share of capital stock of the Corporation in respect of which such Subsequent Capital Share was issued.

                  (7) In the case of a holder of capital stock of the
              Corporation which is the estate of a deceased, bankrupt or insolvent Restricted Holder, "Permitted Transferee" means, with respect to each share of capital stock of the Corporation transferred to such estate in a Permitted Transfer and with respect to each Subsequent Capital Share, a Permitted Transferee of such deceased, bankrupt or insolvent Restricted Holder.

                  (8) In the case of a corporation, trust, partnership or
              financial institution which is the holder of record of capital stock of the Corporation as nominee for the person who is the beneficial owner of such shares, "Permitted Transferee" means such beneficial owner and any Permitted Transferee of such beneficial owner.

    2.  Pledges.  Notwithstanding anything to the contrary set forth herein, any
        -------
Restricted Holder may pledge his shares of capital stock of the Corporation to a pledgee pursuant to a bona fide pledge of such shares as collateral security for indebtedness (which indebtedness must be full recourse against the Restricted Holder) due to the pledgee, provided that such shares shall not be transferred to or registered in the name of the pledgee and shall remain subject to the provisions of this Section 11.03(b). In the event of foreclosure or other similar action with respect to such shares by the pledgee, such pledged shares of capital stock of the Corporation may only be transferred to a Permitted Transferee of the pledgor.

    3.  Definitions.  For purposes of this Section 11.03(b):
        -----------

              a. The term "Controlling Number" means the minimum number of trustees, in the case of a trust, or members of a governing body, in the case of any other form of entity, whose affirmative vote is necessary to take any action on, or whose negative vote, abstention or failure to attend is sufficient to prevent any action with respect to the voting or disposition of shares of capital stock held by such entity.

              b. The term "Exchange Act" means the Securities Exchange Act of 1934, as amended.

              c. The term "Subsequent Capital Share" means any share of capital stock of the Corporation issued by the Corporation to a Restricted Holder in respect of an existing share of capital stock of the Corporation held by such Restricted Holder.

              d. The term "Permitted Transfer" means a Transfer not for any value or consideration, including, but not limited to, a Transfer by gift, by bequest, pursuant to the terms of a trust or the laws of descent or distribution, or by operation of law.

              e. The term "Transfer" includes, but is not limited to, any indirect or direct transfer, offer to sell, sale, assignment, grant of an option to acquire, pledge, or other disposition.

              f. The relationship of any person that is derived by or through legal adoption shall be considered a natural one.

              g. A minor for whom shares of capital stock of the Corporation are held pursuant to the Uniform Gifts to Minors Act, as in effect in any state, or any similar law, shall be considered a Restricted Holder.

              h. Unless otherwise specified, the term "person" means both natural persons and legal entities.

              i. Each reference to a corporation shall include any corporation resulting from merger or consolidation, and each reference to a partnership shall include any successor partnership resulting solely from the death, bankruptcy or other withdrawal of a partner.

              j. The term "beneficial owner" has the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act, as in effect on April 1, 1992 and the term "economic owner" has the meaning ascribed to the term "beneficial owner" in Rule 16a-1(a)(2) of the Exchange Act, as in effect on June 7, 1995.

    4.  Legend on Stock Certificates.  The Corporation shall note on the
        ----------------------------
certificates for shares of capital stock of the Corporation issued at the Effective Time and upon subsequent Transfer that the shares represented by such certificates are subject to the restrictions on Transfer and registration of Transfer imposed by this Section 11.03(b).

    5.  Termination of Restrictions on Transfer.  The provisions of this
        ---------------------------------------
Section 11.03(b) shall terminate in their entirety on the first anniversary of the Effective Date."